Larry G Swets Jr
@larryswets

$PELI date is set... oil that's not dependent on an open Strait of Hormuz!

> **Greenland Energy Company** @GL_Energy_Co · Mar 7
>
> CEO of March GL and incoming CEO of Greenland Energy Company, Robert Price, joined @NEWSMAX alongside Business & Markets Analyst @SethDenson to discuss the recent spike in oil and gas prices following the attacks on Iran. #GlobalMarkets #SupplyAndDemand



BREAKING NEWS
STRAIT OF HORMUZ THREATENS MARKETS
3:54 ET
LIVE
PETE OVER US 250TH ANNIVERSARY PLANS
KRISTI NOEM'S DISASTROUS TENURE AT DHS

3:34 PM · Mar 7, 2026 · **388** Views

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